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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               -------------------


                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 13, 1998
                                 Date of Report
                        (Date of earliest event reported)



                          TBA ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                                0-22582                               62-1535897
    (State or other jurisdiction                    (Commission                           (IRS Employer
          of incorporation)                         File Number)                       Identification No.)

                           402 Heritage Plantation Way
                            Hickory Valley, Tennessee
                    (Address of principal executive offices)

                                      38042
                                   (Zip Code)


                                 (901) 764-2300
              (Registrant's telephone number, including area code)


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Explanatory Note

This Form 8-K/A is being filed to revise the signature pages for the original Form 8-K and the attached Exhibit 2.1.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TBA ENTERTAINMENT CORPORATION


Date: May 15, 1998                 By: /s/ Thomas J. Weaver III
                                      ------------------------------------------
                                           Thomas J. Weaver III
                                           Chief Executive Officer







                                       -3-
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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.


                                        SFX ENTERTAINMENT, INC.



                                        By: /s/ Richard A. Liese
                                           -------------------------------------
                                        Name:    Richard A. Liese
                                        Title:   Vice President

                                        TBA ENTERTAINMENT CORPORATION



                                        By: /s/ Thomas J. Weaver III
                                           -------------------------------------
                                        Name:    Thomas J. Weaver III
                                        Title:   Chief Executive Officer

                                        AWC ACQUISITION CORP.



                                        By: /s/ Thomas J. Weaver III
                                           -------------------------------------
                                        Name:    Thomas J. Weaver III
                                        Title:   Chief Executive Officer